Vanguard® Core-Plus Bond Fund
Schedule of Investments (unaudited)
As of December 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (40.7%)
U.S. Government Securities (9.0%)
	United States Treasury Note/Bond	3.125%	8/15/25	250	243
[1]	United States Treasury Note/Bond	4.250%	10/15/25	17,000	16,987
	United States Treasury Note/Bond	4.500%	11/15/25	3,600	3,623
	United States Treasury Note/Bond	0.750%	5/31/26	491	438
	United States Treasury Note/Bond	2.750%	8/15/32	425	387
	United States Treasury Note/Bond	4.500%	5/15/38	400	425
	United States Treasury Note/Bond	2.000%	11/15/41	900	643
	United States Treasury Note/Bond	3.250%	5/15/42	6,000	5,262
	United States Treasury Note/Bond	2.750%	8/15/42	2,000	1,609
	United States Treasury Note/Bond	3.375%	8/15/42	4,699	4,201
	United States Treasury Note/Bond	2.750%	11/15/42	347	278
	United States Treasury Note/Bond	4.000%	11/15/42	1,440	1,411
	United States Treasury Note/Bond	3.125%	8/15/44	500	422
	United States Treasury Note/Bond	3.000%	2/15/48	750	615
	United States Treasury Note/Bond	3.125%	5/15/48	130	109
	United States Treasury Note/Bond	2.250%	2/15/52	3,000	2,093
	United States Treasury Note/Bond	3.000%	8/15/52	6,151	5,092
					43,838
Agency Bonds and Notes (6.7%)
[2,3]	Federal Home Loan Mortgage Corp.	4.000%	8/28/24	3,000	2,960
[2,3]	Federal Home Loan Mortgage Corp.	4.000%	2/28/25	13,400	13,174
[2,3]	Federal Home Loan Mortgage Corp.	4.050%	8/28/25	7,700	7,551
[2,3]	Federal Home Loan Mortgage Corp.	4.200%	8/28/25	9,000	8,847
					32,532
Conventional Mortgage-Backed Securities (25.0%)
[2,3]	Freddie Mac Gold Pool	3.000%	5/1/47	1,205	1,077
[2,3]	Freddie Mac Gold Pool	4.000%	6/1/48–7/1/48	572	548
[2,4]	Ginnie Mae II Pool	2.000%	11/20/50–1/15/53	5,090	4,264
[2,4,5,6]	Ginnie Mae II Pool	2.500%	5/20/50–1/15/53	5,373	4,555
[1,2,4,5,6]	Ginnie Mae II Pool	3.000%	3/20/47–1/15/53	5,537	4,883
[2,4]	Ginnie Mae II Pool	3.500%	4/20/47–1/15/53	2,725	2,539
[2]	Ginnie Mae II Pool	4.000%	6/20/47–2/20/51	1,921	1,831
[2,4]	Ginnie Mae II Pool	4.500%	4/20/48–1/15/53	2,204	2,154
[2,4]	Ginnie Mae II Pool	5.000%	1/15/53	1,000	991
[2,4]	Ginnie Mae II Pool	5.500%	1/15/53	1,000	1,005
[2,3,4]	UMBS Pool	1.500%	12/1/36–3/1/52	2,826	2,216
[2,3,4]	UMBS Pool	2.000%	10/1/35–9/1/52	26,338	21,736
[2,3,4]	UMBS Pool	2.500%	8/1/35–1/25/53	17,467	15,128
[2,3,4]	UMBS Pool	3.500%	2/1/46–1/25/53	2,650	2,529
[2,3,4]	UMBS Pool	4.000%	1/25/38–1/25/53	5,074	4,917
[2,3,4]	UMBS Pool	4.500%	1/25/38–1/25/53	6,190	6,191

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2,3,4]	UMBS Pool	5.000%	12/1/48–1/25/53	11,300	11,169
[2,3,4]	UMBS Pool	5.500%	10/1/52–2/25/53	16,867	16,968
[2,3,4]	UMBS Pool	6.000%	10/1/52–2/25/53	16,579	16,856
					121,557
Nonconventional Mortgage-Backed Securities (0.0%)
[2,3]	Freddie Mac REMICS	2.000%	1/25/52	182	106
[2]	Ginnie Mae REMICS	2.000%	2/20/51	121	110
					216
Total U.S. Government and Agency Obligations (Cost $208,003)					198,143
Asset-Backed/Commercial Mortgage-Backed Securities (9.5%)
[2]	Ally Auto Receivables Trust Series 2022-2	4.620%	10/15/25	1,000	995
[2]	BANK Series 2019-BNK23	2.920%	12/15/52	1,300	1,125
[2,7]	Bayview MSR Opportunity Master Fund Trust Series 2021-4	2.500%	10/25/51	234	186
[2]	BBCMS Mortgage Trust Series 2022-C16	4.600%	6/15/55	100	96
[2]	Capital One Prime Auto Receivables Trust Series 2022-2	3.740%	9/15/25	530	524
[2]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	1,130	1,046
[2]	CD Mortgage Trust Series 2018-CD7	4.850%	8/15/51	50	42
[2]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	1,300	1,236
[2]	CNH Equipment Trust Series 2022-B	3.940%	12/15/25	180	178
[2]	COMM Mortgage Trust Series 2014-CR20	3.326%	11/10/47	661	638
[2]	COMM Mortgage Trust Series 2015-CR27	3.612%	10/10/48	1,300	1,240
[2,7,8]	Connecticut Avenue Securities Trust Series 2022-R02, SOFR30A + 1.200%	5.128%	1/25/42	152	149
[2,7,8]	Connecticut Avenue Securities Trust Series 2022-R07, SOFR30A + 2.950%	6.894%	6/25/42	433	437
[2,7,8]	Connecticut Avenue Securities Trust Series 2022-R08, SOFR30A + 2.550%	6.478%	7/25/42	1,230	1,234
[2]	Daimler Trucks Retail Trust Series 2022-1	5.070%	9/16/24	280	279
[2,7]	Dell Equipment Finance Trust Series 2022-2	4.030%	7/22/27	330	326
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K035	0.315%	8/25/23	348	1
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K036	0.687%	10/25/23	182	1
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K038	1.078%	3/25/24	113	1
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K040	0.695%	9/25/24	221	2
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K052	0.636%	11/25/25	126	2
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K053	0.877%	12/25/25	1,881	39
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K054	1.157%	1/25/26	94	3
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K055	1.346%	3/25/26	1,394	48
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K057	1.169%	7/25/26	1,826	59
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K058	0.915%	8/25/26	1,831	50

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K059	0.304%	9/25/26	164	1
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K060	0.070%	10/25/26	598	2
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K068	0.425%	8/25/27	163	3
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K069	0.349%	9/25/27	1,590	23
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K088	0.510%	1/25/29	15,914	420
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K104	1.124%	1/25/30	3,251	197
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K105	1.523%	1/25/30	4,790	397
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K110	1.697%	4/25/30	1,245	114
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K135	0.192%	10/25/31	17,486	231
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K139	0.091%	1/25/32	25,994	210
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K140	0.291%	1/25/32	7,993	177
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K148	0.250%	7/25/32	9,999	219
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG05	0.312%	1/25/31	4,915	100
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG06	0.532%	10/25/31	8,995	322
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG07	0.002%	8/25/32	13,800	55
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KIR1	1.038%	3/25/26	4,845	135
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KSG2	0.122%	11/25/31	17,676	166
[2,3,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KW10	0.639%	9/25/29	3,160	108
[2,7]	Ford Credit Auto Owner Trust Series 2019-1	3.520%	7/15/30	630	618
[2,7]	Ford Credit Auto Owner Trust Series 2022-1	4.670%	11/15/34	150	144
[2]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	520	503
[2,3,7,8]	Freddie Mac STACR Debt Notes Series 2022-HQA2, SOFR30A + 2.650%	6.578%	7/25/42	1,026	1,019
[2,3,7,8]	Freddie Mac STACR REMICS Trust Series 2020-DNA6, SOFR30A + 2.000%	5.928%	12/25/50	109	106
[2,3,7,8]	Freddie Mac STACR REMICS Trust Series 2021-DNA5, SOFR30A + 1.650%	5.578%	1/25/34	1,217	1,198
[2,3,7,8]	Freddie Mac STACR REMICS Trust Series 2022-HQA3, SOFR30A + 2.300%	6.228%	8/25/42	2,202	2,183
[2,7]	GCAT Trust Series 2022-INV1	3.000%	12/25/51	2,275	1,880
[2,7]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	489	446
[2,7]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	587	503
[2,7]	GCAT Trust Series 2022-INV3	4.500%	8/25/52	342	318
[2]	GM Financial Consumer Automobile Receivables Trust Series 2022-3	3.500%	9/16/25	200	198

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2]	GM Financial Consumer Automobile Receivables Trust Series 2022-4	4.600%	11/17/25	1,000	995
[2]	GS Mortgage Securities Trust Series 2014-GC24	3.666%	9/10/47	552	533
[2,7]	GS Mortgage-Backed Securities Corp. Trust Series 2022-PJ4	2.500%	9/25/52	666	531
[2,7]	GS Mortgage-Backed Securities Trust Series 2021-PJ7	2.500%	1/25/52	264	210
[2,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ1	2.500%	5/28/52	561	447
[2,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ3	3.000%	8/25/52	95	78
[2,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	2,178	1,800
[2,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	2,475	2,014
[2,7]	Hertz Vehicle Financing III LLC Series 2022-1A	2.630%	6/25/26	100	90
[2]	Honda Auto Receivables Owner Trust Series 2022-2	3.810%	3/18/25	210	208
[2]	Hyundai Auto Receivables Trust Series 2022-B	3.640%	5/15/25	550	544
[2]	John Deere Owner Trust Series 2022-B	3.730%	6/16/25	270	268
[2,7]	JP Morgan Mortgage Trust Series 2021-6	2.500%	10/25/51	165	132
[2,7]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	1,813	1,512
[2,7]	JP Morgan Mortgage Trust Series 2021-INV4	3.000%	1/25/52	88	73
[2,7]	JP Morgan Mortgage Trust Series 2021-INV6	3.000%	4/25/52	86	71
[2,7]	JP Morgan Mortgage Trust Series 2022-1	3.000%	7/25/52	466	388
[2,7]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	143	120
[2,7]	JP Morgan Mortgage Trust Series 2022-INV1	3.000%	3/25/52	1,845	1,538
[2]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	700	679
[2]	JPMBB Commercial Mortgage Securities Trust Series 2015-C31	3.801%	8/15/48	1,129	1,076
[2,7]	Kubota Credit Owner Trust Series 2022-2A	4.070%	6/17/25	470	464
[2,7]	Mello Mortgage Capital Acceptance Series 2021-INV1	2.500%	6/25/51	256	204
[2,7]	Mello Mortgage Capital Acceptance Series 2021-MTG2	2.500%	6/25/51	95	76
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	4.722%	5/15/49	100	88
[2,7]	New Residential Mortgage Loan Trust Series 2021-INV2	3.000%	9/25/51	573	473
[2,7]	OBX Trust Series 2022-INV5	4.000%	10/25/52	398	358
[2,7]	OBX Trust Series 2022-J2	3.000%	8/25/52	1,077	898
[2,7]	OBX Trust Series 2022-J2	3.000%	8/25/52	686	558
[2,7]	OBX Trust Series 2022-J2	3.500%	8/25/52	1,664	1,431
[2,7]	OBX Trust Series 2022-J2	3.500%	8/25/52	1,078	914
[2,7]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	250	171
[2,7]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	100	90

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2,7]	Progress Residential Trust Series 2022-SFR5	4.896%	6/17/39	100	95
[2,7]	RCKT Mortgage Trust Series 2021-3	2.500%	7/25/51	247	197
[2,7]	RCKT Mortgage Trust Series 2022-4	3.500%	6/25/52	960	825
[2]	Santander Drive Auto Receivables Trust Series 2022-3	4.130%	8/16/27	80	78
[2]	Santander Drive Auto Receivables Trust Series 2022-3	4.490%	8/15/29	60	56
[2]	Santander Drive Auto Receivables Trust Series 2022-4	4.140%	2/16/27	660	643
[2]	Santander Drive Auto Receivables Trust Series 2022-5	4.110%	8/17/26	260	255
[2]	Santander Drive Auto Receivables Trust Series 2022-6	4.490%	11/16/26	40	39
[2,7]	Sequoia Mortgage Trust Series 2021-3	2.500%	5/25/51	171	137
[2,7]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	60	56
[2]	Toyota Auto Receivables Owner Trust Series 2022-C	3.830%	8/15/25	310	307
[2,7]	USAA Auto Owner Trust Series 2022-A	4.600%	2/18/25	630	628
[2,7]	UWM Mortgage Trust Series 2021-INV3	2.500%	11/25/51	275	219
[2]	Verizon Master Trust Series 2022-5	3.720%	7/20/27	280	276
[2]	Wells Fargo Commercial Mortgage Trust Series 2015-LC20	2.925%	4/15/50	560	532
[2]	WFRBS Commercial Mortgage Trust Series 2014-C19	3.829%	3/15/47	549	539
[2]	World Omni Auto Receivables Trust Series 2022-C	3.730%	3/16/26	470	464
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $49,792)					46,311
Corporate Bonds (29.5%)
Communications (2.0%)
	Activision Blizzard Inc.	2.500%	9/15/50	296	183
	AT&T Inc.	4.350%	3/1/29	24	23
	AT&T Inc.	4.900%	8/15/37	113	104
	AT&T Inc.	3.550%	9/15/55	224	151
	AT&T Inc.	3.650%	9/15/59	85	58
[10]	Booking Holdings Inc.	4.000%	11/15/26	200	216
[7]	Cable One Inc.	4.000%	11/15/30	195	152
[7]	CCO Holdings LLC	5.000%	2/1/28	130	118
[7]	CCO Holdings LLC	6.375%	9/1/29	275	258
[7]	CCO Holdings LLC	4.750%	3/1/30	130	112
	Charter Communications Operating LLC	6.484%	10/23/45	140	127
[7]	Cogent Communications Group Inc.	7.000%	6/15/27	115	111
	Comcast Corp.	5.250%	11/7/25	130	132
	Comcast Corp.	4.150%	10/15/28	141	136
	Comcast Corp.	3.750%	4/1/40	283	234
	Comcast Corp.	3.450%	2/1/50	73	53
	Comcast Corp.	2.987%	11/1/63	367	224
[7]	Cox Communications Inc.	4.800%	2/1/35	170	151
[7]	CSC Holdings LLC	4.625%	12/1/30	70	39
[7]	CSC Holdings LLC	3.375%	2/15/31	75	49
[7]	Directv Financing LLC	5.875%	8/15/27	180	161
	Discovery Communications LLC	3.950%	3/20/28	113	100
	Discovery Communications LLC	6.350%	6/1/40	107	97
[7]	DISH DBS Corp.	5.250%	12/1/26	110	93
[7]	DISH DBS Corp.	5.750%	12/1/28	55	44
	DISH DBS Corp.	5.125%	6/1/29	75	48
[7]	DISH Network Corp.	11.750%	11/15/27	150	154

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Expedia Group Inc.	2.950%	3/15/31	57	46
	Fox Corp.	5.476%	1/25/39	240	218
[7]	Frontier Communications Holdings LLC	6.000%	1/15/30	75	59
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	140	99
[7]	Level 3 Financing Inc.	4.250%	7/1/28	170	134
	Meta Platforms Inc.	3.850%	8/15/32	190	167
	Netflix Inc.	4.875%	4/15/28	530	515
[7]	News Corp.	3.875%	5/15/29	320	277
[7]	Nexstar Media Inc.	5.625%	7/15/27	335	308
	Paramount Global	4.850%	7/1/42	190	141
[7]	Rogers Communications Inc.	3.800%	3/15/32	148	128
[7]	Rogers Communications Inc.	4.550%	3/15/52	120	94
[7]	Scripps Escrow II Inc.	5.375%	1/15/31	85	68
[7]	Scripps Escrow Inc.	5.875%	7/15/27	85	76
	Sprint LLC	7.125%	6/15/24	240	245
	Take-Two Interactive Software Inc.	4.000%	4/14/32	200	177
	Telefonica Emisiones SA	4.103%	3/8/27	170	161
	Telefonica Emisiones SA	4.665%	3/6/38	300	238
	Telefonica Emisiones SA	5.213%	3/8/47	170	137
	Time Warner Cable LLC	4.500%	9/15/42	586	431
	T-Mobile USA Inc.	2.625%	2/15/29	320	272
	T-Mobile USA Inc.	3.375%	4/15/29	100	88
	T-Mobile USA Inc.	3.600%	11/15/60	137	90
	T-Mobile USA Inc.	5.800%	9/15/62	260	253
[7]	Univision Communications Inc.	7.375%	6/30/30	180	172
[7]	UPC Broadband Finco BV	4.875%	7/15/31	60	50
	Verizon Communications Inc.	3.400%	3/22/41	190	143
	Verizon Communications Inc.	3.850%	11/1/42	57	45
	Verizon Communications Inc.	4.862%	8/21/46	210	190
	Verizon Communications Inc.	5.012%	4/15/49	311	286
[7]	Videotron Ltd.	5.125%	4/15/27	50	47
[7]	Videotron Ltd.	3.625%	6/15/29	130	110
	Vodafone Group plc	6.150%	2/27/37	200	202
[7]	VZ Secured Financing BV	5.000%	1/15/32	80	65
	Walt Disney Co.	4.750%	11/15/46	113	103
[7]	Warnermedia Holdings Inc.	3.428%	3/15/24	175	170
[7]	Warnermedia Holdings Inc.	5.050%	3/15/42	73	56
[7]	Warnermedia Holdings Inc.	5.391%	3/15/62	210	154
[7]	Zayo Group Holdings Inc.	4.000%	3/1/27	140	104
					9,647
Consumer Discretionary (3.2%)
[7]	1011778 BC ULC	3.875%	1/15/28	85	77
	Amazon.com Inc.	4.700%	12/1/32	910	904
	Amazon.com Inc.	3.950%	4/13/52	140	117
[10]	American Honda Finance Corp.	1.950%	10/18/24	200	208
[7]	Asbury Automotive Group Inc.	5.000%	2/15/32	150	124
	AutoZone Inc.	4.000%	4/15/30	179	166
	AutoZone Inc.	1.650%	1/15/31	25	19
	Bath & Body Works Inc.	7.500%	6/15/29	135	133
[7]	BMW US Capital LLC	2.800%	4/11/26	390	365
	Boyd Gaming Corp.	4.750%	12/1/27	130	121
[7]	Caesars Resort Collection LLC	5.750%	7/1/25	85	83
[7]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	170	156
[7]	Carnival Corp.	5.750%	3/1/27	100	71
[7]	Carnival Corp.	4.000%	8/1/28	200	163
[7]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	45	46
[7]	Cedar Fair LP	5.500%	5/1/25	290	287
[7]	Clarios Global LP	8.500%	5/15/27	95	93

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dana Inc.	4.500%	2/15/32	165	133
	eBay Inc.	5.900%	11/22/25	125	128
	eBay Inc.	6.300%	11/22/32	255	265
	Ford Motor Co.	9.625%	4/22/30	10	11
	Ford Motor Credit Co. LLC	4.950%	5/28/27	75	70
	Ford Motor Credit Co. LLC	2.900%	2/16/28	450	372
	Ford Motor Credit Co. LLC	2.900%	2/10/29	310	248
	Ford Motor Credit Co. LLC	4.000%	11/13/30	100	82
	Ford Motor Credit Co. LLC	3.625%	6/17/31	90	71
	General Motors Co.	5.200%	4/1/45	170	139
	General Motors Financial Co. Inc.	6.050%	10/10/25	1,330	1,353
	General Motors Financial Co. Inc.	1.250%	1/8/26	452	398
	General Motors Financial Co. Inc.	1.500%	6/10/26	135	117
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	70	58
[7]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	205	183
[7]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	55	48
	Home Depot Inc.	4.500%	9/15/32	160	157
	Home Depot Inc.	5.950%	4/1/41	210	228
	Home Depot Inc.	4.950%	9/15/52	110	106
	Home Depot Inc.	3.500%	9/15/56	110	82
	Honda Motor Co. Ltd.	2.967%	3/10/32	265	228
	KB Home	7.250%	7/15/30	115	112
[7]	Lithia Motors Inc.	4.625%	12/15/27	260	237
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	190	186
	Lowe's Cos. Inc.	4.450%	4/1/62	210	164
[7]	Mattel Inc.	3.375%	4/1/26	55	51
[7]	Mattel Inc.	5.875%	12/15/27	25	25
[7]	Mercedes-Benz Finance North America LLC	5.375%	11/26/25	1,850	1,861
[7]	NCL Corp. Ltd.	5.875%	2/15/27	200	173
[7]	NCL Corp. Ltd.	7.750%	2/15/29	110	83
	Newell Brands Inc.	4.450%	4/1/26	15	14
	Newell Brands Inc.	6.375%	9/15/27	15	15
	Newell Brands Inc.	6.625%	9/15/29	30	30
[7]	Nissan Motor Acceptance Co. LLC	2.450%	9/15/28	200	157
[7]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	24	24
[7]	Studio City Co. Ltd.	7.000%	2/15/27	125	117
[2]	Toyota Motor Credit Corp.	4.400%	9/20/24	1,630	1,616
	Toyota Motor Credit Corp.	3.950%	6/30/25	1,590	1,560
	Toyota Motor Credit Corp.	3.050%	3/22/27	375	350
[7]	Vail Resorts Inc.	6.250%	5/15/25	145	145
[2,11]	Volkswagen Financial Services NV	1.125%	9/18/23	300	353
[2,10]	Volkswagen International Finance NV	3.375%	Perpetual	100	101
[2,10]	Volkswagen Leasing GmbH	1.375%	1/20/25	100	101
[7]	WMG Acquisition Corp.	3.750%	12/1/29	300	258
[7]	Wynn Resorts Finance LLC	7.750%	4/15/25	100	100
					15,443
Consumer Staples (2.1%)
	Altria Group Inc.	3.400%	2/4/41	155	103
	Altria Group Inc.	3.875%	9/16/46	170	113
	Altria Group Inc.	3.700%	2/4/51	170	107
[2]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	200	189
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	320	320
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	300	299
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	429	343
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	341	302
[2,11]	BAT Capital Corp.	2.125%	8/15/25	100	110
	BAT Capital Corp.	4.540%	8/15/47	104	74

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2,11]	BAT International Finance plc	4.000%	9/4/26	100	113
[7]	Cargill Inc.	4.875%	10/10/25	185	184
[7]	Cargill Inc.	5.125%	10/11/32	125	125
[10]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	100	100
	Colgate-Palmolive Co.	3.250%	8/15/32	290	262
	Constellation Brands Inc.	2.875%	5/1/30	376	320
	Constellation Brands Inc.	2.250%	8/1/31	91	72
[7]	Energizer Holdings Inc.	4.750%	6/15/28	208	181
[7]	Energizer Holdings Inc.	4.375%	3/31/29	210	178
	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	305	269
	GSK Consumer Healthcare Capital US LLC	4.000%	3/24/52	110	86
[2]	Kimberly-Clark de Mexico SAB de CV	3.250%	3/12/25	1,000	947
	Kraft Heinz Foods Co.	3.875%	5/15/27	130	124
	Kraft Heinz Foods Co.	3.750%	4/1/30	180	164
	Kraft Heinz Foods Co.	4.875%	10/1/49	120	105
	Kroger Co.	4.450%	2/1/47	93	79
[7]	Lamb Weston Holdings Inc.	4.125%	1/31/30	15	13
	PepsiCo Inc.	2.625%	7/29/29	405	358
[7]	Performance Food Group Inc.	5.500%	10/15/27	60	57
[7]	Performance Food Group Inc.	4.250%	8/1/29	20	17
	Philip Morris International Inc.	5.125%	11/15/24	725	726
	Philip Morris International Inc.	5.000%	11/17/25	290	291
	Philip Morris International Inc.	5.125%	11/17/27	290	293
	Philip Morris International Inc.	5.625%	11/17/29	225	229
	Philip Morris International Inc.	2.100%	5/1/30	887	718
	Philip Morris International Inc.	5.750%	11/17/32	210	215
	Philip Morris International Inc.	4.500%	3/20/42	106	89
	Target Corp.	2.950%	1/15/52	180	125
	Walmart Inc.	3.900%	9/9/25	1,593	1,570
	Walmart Inc.	3.950%	6/28/38	200	184
					10,154
Energy (2.4%)
[7]	Antero Resources Corp.	5.375%	3/1/30	130	121
	BP Capital Markets America Inc.	3.937%	9/21/28	339	324
	BP Capital Markets America Inc.	4.234%	11/6/28	350	339
	BP Capital Markets America Inc.	2.721%	1/12/32	175	146
	BP Capital Markets America Inc.	3.060%	6/17/41	226	169
[10]	BP Capital Markets plc	3.250%	Perpetual	100	98
	Canadian Natural Resources Ltd.	6.250%	3/15/38	113	112
[2]	Canadian Natural Resources Ltd.	4.950%	6/1/47	90	79
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	500	509
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	140	127
	Cheniere Energy Partners LP	4.000%	3/1/31	130	111
[7]	CNX Resources Corp.	7.375%	1/15/31	45	43
[7]	Colgate Energy Partners III LLC	7.750%	2/15/26	110	107
[7]	Colgate Energy Partners III LLC	5.875%	7/1/29	180	155
	ConocoPhillips Co.	6.950%	4/15/29	50	55
	ConocoPhillips Co.	3.800%	3/15/52	350	278
[7]	Continental Resources Inc.	2.268%	11/15/26	200	173
[7]	CrownRock LP	5.625%	10/15/25	130	125
	DCP Midstream Operating LP	5.625%	7/15/27	240	238
	Devon Energy Corp.	4.750%	5/15/42	113	96
	Diamondback Energy Inc.	4.250%	3/15/52	200	148
[7]	DT Midstream Inc.	4.125%	6/15/29	270	232
	Energy Transfer LP	5.750%	2/15/33	390	383
	Energy Transfer LP	5.300%	4/1/44	120	102

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Energy Transfer LP	5.150%	3/15/45	200	166
	Energy Transfer LP	5.400%	10/1/47	339	289
[7]	EnLink Midstream LLC	5.625%	1/15/28	190	181
	Enterprise Products Operating LLC	3.700%	1/31/51	305	222
[7]	EQM Midstream Partners LP	7.500%	6/1/27	80	78
	EQM Midstream Partners LP	5.500%	7/15/28	250	223
[7]	EQM Midstream Partners LP	7.500%	6/1/30	125	121
	EQT Corp.	5.678%	10/1/25	195	195
[7]	EQT Corp.	3.625%	5/15/31	200	170
[10]	Exxon Mobil Corp.	0.142%	6/26/24	200	204
	Exxon Mobil Corp.	2.995%	8/16/39	339	261
	Exxon Mobil Corp.	3.095%	8/16/49	226	162
[2]	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	1,335	1,074
	Hess Corp.	7.300%	8/15/31	15	16
[2]	KazMunayGas National Co. JSC	5.375%	4/24/30	1,000	893
	MPLX LP	4.500%	4/15/38	200	168
	MPLX LP	4.950%	3/14/52	50	41
	Occidental Petroleum Corp.	8.500%	7/15/27	22	24
	Occidental Petroleum Corp.	6.375%	9/1/28	170	172
	Occidental Petroleum Corp.	6.625%	9/1/30	20	21
	Occidental Petroleum Corp.	6.125%	1/1/31	182	184
	Occidental Petroleum Corp.	7.500%	5/1/31	55	59
	Occidental Petroleum Corp.	6.450%	9/15/36	25	26
	Occidental Petroleum Corp.	6.600%	3/15/46	145	149
	ONEOK Partners LP	6.125%	2/1/41	100	95
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	700	650
	Shell International Finance BV	2.750%	4/6/30	300	264
	Suncor Energy Inc.	4.000%	11/15/47	147	112
[7]	Tap Rock Resources LLC	7.000%	10/1/26	70	65
	Targa Resources Partners LP	6.875%	1/15/29	45	45
	Targa Resources Partners LP	4.875%	2/1/31	100	90
[2,10]	TotalEnergies SE	1.750%	Perpetual	100	101
	Valero Energy Corp.	3.650%	12/1/51	250	177
[7]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	200	175
	Western Midstream Operating LP	4.500%	3/1/28	235	215
	Western Midstream Operating LP	4.750%	8/15/28	236	216
	Western Midstream Operating LP	4.300%	2/1/30	105	92
	Williams Cos. Inc.	4.650%	8/15/32	150	140
					11,806
Financials (8.0%)
	AerCap Ireland Capital DAC	3.150%	2/15/24	1,000	970
	AerCap Ireland Capital DAC	3.500%	1/15/25	565	539
	AerCap Ireland Capital DAC	2.450%	10/29/26	150	131
	AerCap Ireland Capital DAC	3.850%	10/29/41	300	212
	Aflac Inc.	4.750%	1/15/49	100	89
	American Express Co.	3.950%	8/1/25	1,000	980
	American Express Co.	2.550%	3/4/27	400	364
	American Express Co.	5.850%	11/5/27	500	519
	American Express Co.	4.420%	8/3/33	480	455
[2,10]	Athene Global Funding	1.875%	6/23/23	300	318
[2,10]	Athene Global Funding	1.125%	9/2/25	100	97
[7]	Athene Global Funding	1.985%	8/19/28	750	606
[11]	Aviva plc	6.125%	11/14/36	100	121
[2,10]	Banco Bilbao Vizcaya Argentaria SA	2.575%	2/22/29	100	104
	Banco Santander SA	5.147%	8/18/25	700	693
	Bank of America Corp.	4.948%	7/22/28	40	39
[2]	Bank of America Corp.	2.831%	10/24/51	100	62
	Bank of America Corp.	2.972%	7/21/52	275	174

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Bank of New York Mellon Corp.	4.414%	7/24/26	300	296
	Bank of New York Mellon Corp.	5.802%	10/25/28	150	155
	Bank of New York Mellon Corp.	4.596%	7/26/30	200	194
	Bank of New York Mellon Corp.	5.834%	10/25/33	300	312
	Bank of Nova Scotia	3.450%	4/11/25	440	424
	Barclays plc	5.304%	8/9/26	200	199
	Barclays plc	7.325%	11/2/26	200	207
	Barclays plc	7.385%	11/2/28	200	208
	Barclays plc	7.437%	11/2/33	375	395
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	100	87
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	100	88
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	200	126
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	400	323
[2,10]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	100	103
[2,10]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	100	95
	Capital One Financial Corp.	5.268%	5/10/33	200	186
	Charles Schwab Corp.	2.450%	3/3/27	215	197
	Chubb INA Holdings Inc.	1.375%	9/15/30	380	295
	Chubb INA Holdings Inc.	4.350%	11/3/45	271	235
	Citigroup Inc.	4.140%	5/24/25	398	392
	Citigroup Inc.	2.014%	1/25/26	500	463
	Citigroup Inc.	4.658%	5/24/28	140	135
	Citigroup Inc.	4.125%	7/25/28	550	513
	Citigroup Inc.	2.561%	5/1/32	415	328
	Citigroup Inc.	6.270%	11/17/33	760	784
	Citigroup Inc.	4.650%	7/30/45	145	125
	Citigroup Inc.	4.650%	7/23/48	40	35
	CME Group Inc.	2.650%	3/15/32	300	252
[7]	Corebridge Financial Inc.	3.500%	4/4/25	100	96
[7]	Corebridge Financial Inc.	3.650%	4/5/27	150	140
[7]	Corebridge Financial Inc.	3.850%	4/5/29	330	301
[7]	Corebridge Financial Inc.	3.900%	4/5/32	200	175
[7]	Corebridge Financial Inc.	4.350%	4/5/42	190	155
[7]	Corebridge Financial Inc.	4.400%	4/5/52	300	239
[10]	Credit Agricole Assurances SA	4.250%	Perpetual	100	104
	Credit Suisse AG	4.750%	8/9/24	600	573
[2,10]	Danske Bank A/S	2.500%	6/21/29	100	103
[2]	Deutsche Bank AG	3.547%	9/18/31	400	321
	Equitable Holdings Inc.	5.000%	4/20/48	150	132
	GATX Corp.	3.500%	6/1/32	300	249
[10]	Goldman Sachs Group Inc.	3.375%	3/27/25	200	212
	Goldman Sachs Group Inc.	2.640%	2/24/28	280	249
[2,11]	Goldman Sachs Group Inc.	7.250%	4/10/28	100	130
	Goldman Sachs Group Inc.	2.615%	4/22/32	665	530
	Goldman Sachs Group Inc.	2.908%	7/21/42	225	153
	Goldman Sachs Group Inc.	4.750%	10/21/45	144	126
	HSBC Holdings plc	2.999%	3/10/26	600	564
[2,11]	HSBC Holdings plc	1.750%	7/24/27	200	208
	HSBC Holdings plc	7.390%	11/3/28	500	525
	HSBC Holdings plc	2.804%	5/24/32	640	494
	Intercontinental Exchange Inc.	4.950%	6/15/52	100	93
	Intercontinental Exchange Inc.	5.200%	6/15/62	90	85
[10]	JAB Holdings BV	1.000%	12/20/27	100	92
	JPMorgan Chase & Co.	0.969%	6/23/25	750	699
	JPMorgan Chase & Co.	4.080%	4/26/26	300	292
	JPMorgan Chase & Co.	4.323%	4/26/28	175	167

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	JPMorgan Chase & Co.	4.851%	7/25/28	220	215
	JPMorgan Chase & Co.	2.069%	6/1/29	1,550	1,294
	JPMorgan Chase & Co.	2.963%	1/25/33	210	171
	JPMorgan Chase & Co.	4.586%	4/26/33	100	93
	JPMorgan Chase & Co.	4.912%	7/25/33	200	190
	JPMorgan Chase & Co.	5.717%	9/14/33	300	295
[2]	JPMorgan Chase & Co.	3.882%	7/24/38	31	26
	JPMorgan Chase & Co.	5.600%	7/15/41	30	30
	JPMorgan Chase & Co.	3.157%	4/22/42	315	229
[2]	JPMorgan Chase & Co.	3.109%	4/22/51	170	113
	JPMorgan Chase & Co.	3.328%	4/22/52	30	21
[2]	KeyBank NA	4.150%	8/8/25	250	244
	Lloyds Banking Group plc	4.716%	8/11/26	200	195
	Marsh & McLennan Cos. Inc.	5.750%	11/1/32	240	252
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	225	145
	Marsh & McLennan Cos. Inc.	6.250%	11/1/52	190	212
	MetLife Inc.	4.875%	11/13/43	140	130
	MetLife Inc.	5.000%	7/15/52	375	360
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	320	247
	Morgan Stanley	4.679%	7/17/26	160	157
	Morgan Stanley	1.593%	5/4/27	475	417
[10]	Morgan Stanley	0.406%	10/29/27	100	92
	Morgan Stanley	2.475%	1/21/28	300	266
	Morgan Stanley	4.889%	7/20/33	150	141
	Morgan Stanley	6.342%	10/18/33	300	314
[2]	Morgan Stanley	3.971%	7/22/38	175	147
	Morgan Stanley	4.300%	1/27/45	180	153
[2]	Morgan Stanley	2.802%	1/25/52	50	31
	Nasdaq Inc.	3.950%	3/7/52	45	34
[2,10]	Nationwide Building Society	2.000%	7/25/29	200	202
[2,10]	NatWest Group plc	1.750%	3/2/26	100	101
[2]	NatWest Group plc	4.892%	5/18/29	200	189
[2,11]	NIBC Bank NV	3.125%	11/15/23	500	590
	Nomura Holdings Inc.	2.679%	7/16/30	200	160
	Northern Trust Corp.	4.000%	5/10/27	250	244
	OneMain Finance Corp.	3.500%	1/15/27	65	54
[11]	Pension Insurance Corp. plc	6.500%	7/3/24	100	120
[11]	Phoenix Group Holdings plc	6.625%	12/18/25	100	121
	Progressive Corp.	2.500%	3/15/27	200	183
	Prudential Financial Inc.	3.935%	12/7/49	250	196
[2]	Prudential Financial Inc.	3.700%	3/13/51	110	84
[11]	Rothesay Life plc	8.000%	10/30/25	100	125
[2]	Royal Bank of Canada	3.970%	7/26/24	500	493
	Royal Bank of Canada	6.000%	11/1/27	1,065	1,109
	Santander UK Group Holdings plc	6.833%	11/21/26	500	507
[11]	Scottish Widows Ltd.	5.500%	6/16/23	200	242
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	335	252
	Toronto-Dominion Bank	3.766%	6/6/25	400	388
[2]	Truist Financial Corp.	6.123%	10/28/33	300	315
[7]	UBS Group AG	4.703%	8/5/27	2,000	1,937
	US Bancorp	5.727%	10/21/26	410	418
	US Bancorp	4.548%	7/22/28	500	490
	US Bancorp	4.967%	7/22/33	200	190
	US Bancorp	5.850%	10/21/33	420	436
[2]	Wells Fargo & Co.	2.164%	2/11/26	300	280
[2]	Wells Fargo & Co.	4.808%	7/25/28	220	214
[2]	Wells Fargo & Co.	2.879%	10/30/30	300	255
[2]	Wells Fargo & Co.	3.350%	3/2/33	390	328

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2]	Wells Fargo & Co.	4.897%	7/25/33	100	95
[2]	Wells Fargo & Co.	3.068%	4/30/41	175	125
	Wells Fargo & Co.	5.375%	11/2/43	155	144
[2]	Wells Fargo & Co.	4.611%	4/25/53	50	43
[2,11]	Wells Fargo Bank NA	5.250%	8/1/23	200	242
	Westpac Banking Corp.	1.953%	11/20/28	500	426
	Willis North America Inc.	2.950%	9/15/29	904	760
					39,104
Health Care (2.4%)
[10]	AbbVie Inc.	1.375%	5/17/24	100	104
	AbbVie Inc.	4.050%	11/21/39	1,302	1,115
[2]	AdventHealth Obligated Group	2.795%	11/15/51	350	223
[10]	American Medical Systems Europe BV	0.750%	3/8/25	278	279
	AmerisourceBergen Corp.	4.300%	12/15/47	300	249
	Amgen Inc.	4.663%	6/15/51	110	95
	Amgen Inc.	4.400%	2/22/62	230	185
	AstraZeneca plc	4.000%	9/18/42	260	225
	AstraZeneca plc	4.375%	8/17/48	311	279
	Baxter International Inc.	3.132%	12/1/51	125	82
[2]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	240	148
	Bristol-Myers Squibb Co.	2.950%	3/15/32	250	218
	Bristol-Myers Squibb Co.	2.350%	11/13/40	254	174
	Bristol-Myers Squibb Co.	2.550%	11/13/50	110	69
	Centene Corp.	2.450%	7/15/28	210	177
	Centene Corp.	3.000%	10/15/30	180	147
[7]	Charles River Laboratories International Inc.	4.250%	5/1/28	135	124
	Cigna Corp.	4.800%	8/15/38	100	93
[2]	CommonSpirit Health	4.350%	11/1/42	300	252
	CVS Health Corp.	4.300%	3/25/28	574	555
	CVS Health Corp.	1.750%	8/21/30	476	374
[7]	DaVita Inc.	3.750%	2/15/31	195	145
	Elevance Health Inc.	3.650%	12/1/27	315	297
	Elevance Health Inc.	3.125%	5/15/50	135	94
	Elevance Health Inc.	6.100%	10/15/52	210	226
	Encompass Health Corp.	4.500%	2/1/28	75	68
[7]	GE HealthCare Technologies Inc.	5.600%	11/15/25	370	372
[7]	GE HealthCare Technologies Inc.	5.650%	11/15/27	325	330
[7]	GE HealthCare Technologies Inc.	5.857%	3/15/30	275	282
[7]	GE HealthCare Technologies Inc.	5.905%	11/22/32	175	182
[7]	GE HealthCare Technologies Inc.	6.377%	11/22/52	100	107
	Gilead Sciences Inc.	4.150%	3/1/47	110	91
[7]	Medline Borrower LP	3.875%	4/1/29	80	65
	Merck & Co. Inc.	2.150%	12/10/31	400	327
	Pfizer Inc.	2.625%	4/1/30	120	105
[7]	Roche Holdings Inc.	2.076%	12/13/31	285	231
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	135
[7]	Tenet Healthcare Corp.	6.250%	2/1/27	130	125
[7]	Tenet Healthcare Corp.	6.125%	10/1/28	70	63
[7]	Tenet Healthcare Corp.	4.250%	6/1/29	60	52
[10]	Thermo Fisher Scientific Inc.	3.200%	1/21/26	100	106
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	300	243
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	370	376
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	110	81
	UnitedHealth Group Inc.	5.250%	2/15/28	100	102
	UnitedHealth Group Inc.	5.300%	2/15/30	665	687
	UnitedHealth Group Inc.	5.350%	2/15/33	375	388
	UnitedHealth Group Inc.	2.750%	5/15/40	315	230

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	UnitedHealth Group Inc.	6.050%	2/15/63	200	220
	Zoetis Inc.	5.400%	11/14/25	425	434
	Zoetis Inc.	5.600%	11/16/32	375	389
	Zoetis Inc.	4.700%	2/1/43	105	95
	Zoetis Inc.	3.950%	9/12/47	110	89
					11,904
Industrials (3.3%)
[2]	Adani Ports & Special Economic Zone Ltd.	4.200%	8/4/27	200	176
[2]	Adani Ports & Special Economic Zone Ltd.	4.375%	7/3/29	333	279
[2]	Adani Ports & Special Economic Zone Ltd.	3.100%	2/2/31	581	426
[2]	Adani Ports & Special Economic Zone Ltd.	3.828%	2/2/32	442	333
[7]	Advanced Drainage Systems Inc.	6.375%	6/15/30	125	121
[7]	Air Canada	3.875%	8/15/26	200	178
[7]	Allison Transmission Inc.	4.750%	10/1/27	155	144
[7]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	185	165
	Boeing Co.	4.875%	5/1/25	465	461
	Boeing Co.	5.150%	5/1/30	254	248
	Boeing Co.	5.705%	5/1/40	478	455
	Boeing Co.	5.930%	5/1/60	90	83
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	450	471
	Canadian National Railway Co.	3.850%	8/5/32	200	186
	Canadian National Railway Co.	4.400%	8/5/52	380	340
	Canadian Pacific Railway Co.	2.450%	12/2/31	160	133
	Canadian Pacific Railway Co.	4.800%	8/1/45	235	214
	Carrier Global Corp.	3.377%	4/5/40	100	76
[7]	Chart Industries Inc.	7.500%	1/1/30	25	25
[7]	Chart Industries Inc.	9.500%	1/1/31	15	15
[7]	Clean Harbors Inc.	4.875%	7/15/27	75	71
	CSX Corp.	3.800%	11/1/46	283	223
[7]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	375	360
[7]	Delta Air Lines Inc.	4.750%	10/20/28	340	320
	Emerson Electric Co.	2.200%	12/21/31	130	105
[7]	ERAC USA Finance LLC	7.000%	10/15/37	300	327
[7]	Gates Global LLC	6.250%	1/15/26	33	32
	General Dynamics Corp.	3.750%	5/15/28	236	225
	General Dynamics Corp.	2.850%	6/1/41	226	168
[2,11]	Heathrow Funding Ltd.	6.750%	12/3/26	100	123
	Honeywell International Inc.	5.000%	2/15/33	505	515
	Honeywell International Inc.	5.700%	3/15/37	350	370
[2]	John Deere Capital Corp.	4.850%	10/11/29	440	440
[7]	JSW Infrastructure Ltd.	4.950%	1/21/29	930	796
[12]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	350	364
	Lockheed Martin Corp.	5.250%	1/15/33	270	279
	Lockheed Martin Corp.	3.600%	3/1/35	113	100
	Lockheed Martin Corp.	4.700%	5/15/46	110	102
	Lockheed Martin Corp.	4.300%	6/15/62	170	143
[7]	Mileage Plus Holdings LLC	6.500%	6/20/27	947	944
[7]	Mueller Water Products Inc.	4.000%	6/15/29	150	132
	Norfolk Southern Corp.	4.550%	6/1/53	180	157
	Northrop Grumman Corp.	3.200%	2/1/27	290	272
	Northrop Grumman Corp.	4.030%	10/15/47	270	224

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	PACCAR Financial Corp.	2.850%	4/7/25	525	503
	Parker-Hannifin Corp.	3.650%	6/15/24	440	431
	Raytheon Technologies Corp.	5.400%	5/1/35	430	430
	Rockwell Automation Inc.	2.800%	8/15/61	158	95
[7]	Rolls-Royce plc	3.625%	10/14/25	180	166
[7]	Spirit AeroSystems Inc.	7.500%	4/15/25	20	20
	Spirit AeroSystems Inc.	4.600%	6/15/28	50	41
[7]	Spirit AeroSystems Inc.	9.375%	11/30/29	65	69
	Teledyne Technologies Inc.	2.750%	4/1/31	700	573
[7]	TopBuild Corp.	3.625%	3/15/29	135	112
[7]	TopBuild Corp.	4.125%	2/15/32	35	28
[7]	TransDigm Inc.	8.000%	12/15/25	85	86
[7]	TransDigm Inc.	6.250%	3/15/26	130	128
	TransDigm Inc.	4.875%	5/1/29	180	157
	Triton Container International Ltd.	3.250%	3/15/32	410	317
	Tyco Electronics Group SA	2.500%	2/4/32	240	198
	Union Pacific Corp.	3.839%	3/20/60	170	132
	Union Pacific Corp.	3.850%	2/14/72	200	149
[7]	United Airlines Inc.	4.375%	4/15/26	260	242
[2]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	71	70
	United Parcel Service Inc.	6.200%	1/15/38	440	487
[7]	Vertiv Group Corp.	4.125%	11/15/28	140	119
					15,874
Materials (1.3%)
	Air Products and Chemicals Inc.	2.800%	5/15/50	113	78
	Albemarle Corp.	4.650%	6/1/27	100	98
	Albemarle Corp.	5.050%	6/1/32	130	122
[7]	Avient Corp.	7.125%	8/1/30	125	123
[7]	Axalta Coating Systems LLC	4.750%	6/15/27	180	166
	Ball Corp.	6.875%	3/15/28	80	82
	Ball Corp.	2.875%	8/15/30	70	56
	Ball Corp.	3.125%	9/15/31	90	72
[7]	Big River Steel LLC	6.625%	1/31/29	190	182
[7]	Canpack SA	3.875%	11/15/29	245	194
	Celanese US Holdings LLC	5.900%	7/5/24	230	230
	Celanese US Holdings LLC	6.165%	7/15/27	100	99
[7]	Chemours Co.	4.625%	11/15/29	210	172
[7]	Cleveland-Cliffs Inc.	6.750%	3/15/26	130	130
	Dow Chemical Co.	2.100%	11/15/30	150	121
	Dow Chemical Co.	3.600%	11/15/50	50	36
[7]	Element Solutions Inc.	3.875%	9/1/28	270	230
[2]	Freeport Indonesia PT	5.315%	4/14/32	248	229
[7]	Freeport Indonesia PT	6.200%	4/14/52	600	524
	Freeport-McMoRan Inc.	4.250%	3/1/30	260	237
[7]	Glencore Funding LLC	4.000%	3/27/27	339	320
[7]	Graham Packaging Co. Inc.	7.125%	8/15/28	140	117
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	190	173
[2]	Inversiones CMPC SA	4.750%	9/15/24	200	197
[7]	Kaiser Aluminum Corp.	4.500%	6/1/31	140	112
	LYB International Finance III LLC	3.375%	10/1/40	339	241
[7]	Novelis Corp.	4.750%	1/30/30	205	181
[7]	Novelis Corp.	3.875%	8/15/31	73	60
	Nucor Corp.	3.125%	4/1/32	260	221
	Nucor Corp.	4.400%	5/1/48	110	92
	Nucor Corp.	3.850%	4/1/52	100	77
	Nutrien Ltd.	5.900%	11/7/24	50	51
	Nutrien Ltd.	5.950%	11/7/25	125	128

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Nutrien Ltd.	2.950%	5/13/30	100	86
[7]	Olympus Water US Holding Corp.	4.250%	10/1/28	161	132
[10]	PPG Industries Inc.	1.875%	6/1/25	125	128
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	410	409
	Sherwin-Williams Co.	2.950%	8/15/29	55	48
	Sherwin-Williams Co.	2.200%	3/15/32	95	75
	Sherwin-Williams Co.	3.300%	5/15/50	100	69
[7]	SPCM SA	3.125%	3/15/27	55	48
[7]	SPCM SA	3.375%	3/15/30	255	208
					6,354
Real Estate (0.8%)
[2,11]	Akelius Residential Property AB	2.375%	8/15/25	100	109
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	325	207
[10]	American Tower Corp.	0.450%	1/15/27	150	137
[2,10]	Aroundtown SA	1.625%	Perpetual	100	34
[10]	ATF Netherlands BV	3.750%	Perpetual	100	52
	Brixmor Operating Partnership LP	2.250%	4/1/28	815	678
	Camden Property Trust	3.350%	11/1/49	170	118
	Corporate Office Properties LP	2.250%	3/15/26	545	482
	Corporate Office Properties LP	2.000%	1/15/29	365	281
[10]	Digital Dutch Finco BV	0.625%	7/15/25	100	96
[10]	Digital Euro Finco LLC	2.625%	4/15/24	100	104
	ERP Operating LP	4.500%	7/1/44	230	196
[10]	Fastighets AB Balder	1.875%	3/14/25	100	90
[2,10]	Heimstaden Bostad AB	1.125%	1/21/26	200	178
	Kimco Realty Corp.	4.250%	4/1/45	75	57
	Kimco Realty Corp.	3.700%	10/1/49	110	75
[7]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	95	77
[2,10]	Logicor Financing Sarl	0.750%	7/15/24	100	98
	MPT Operating Partnership LP	3.500%	3/15/31	170	117
	Prologis LP	1.750%	2/1/31	35	28
	Prologis LP	4.625%	1/15/33	165	160
[2,11]	Realty Income Corp.	1.875%	1/14/27	100	104
[7]	VICI Properties LP	4.625%	6/15/25	190	182
[11]	Westfield America Management Ltd.	2.125%	3/30/25	100	108
	Weyerhaeuser Co.	3.375%	3/9/33	210	175
					3,943
Technology (1.4%)
	Apple Inc.	2.375%	2/8/41	226	160
	Apple Inc.	4.250%	2/9/47	113	104
	Apple Inc.	2.650%	5/11/50	110	73
	Apple Inc.	4.100%	8/8/62	440	371
[7]	Broadcom Inc.	3.137%	11/15/35	620	455
[7]	Cloud Software Group Holdings Inc.	6.500%	3/31/29	50	42
[7]	CommScope Inc.	6.000%	3/1/26	100	92
[7]	Condor Merger Sub Inc.	7.375%	2/15/30	115	93
[7]	Entegris Escrow Corp.	4.750%	4/15/29	395	361
[7]	Entegris Escrow Corp.	5.950%	6/15/30	300	277
	Global Payments Inc.	1.500%	11/15/24	170	158
	HP Inc.	4.000%	4/15/29	280	256
	Intel Corp.	2.450%	11/15/29	452	388
	Intel Corp.	4.150%	8/5/32	100	94
	Intel Corp.	4.100%	5/19/46	186	151
	Intel Corp.	4.900%	8/5/52	400	355
	KLA Corp.	5.000%	3/15/49	187	175
	Oracle Corp.	5.800%	11/10/25	260	266
	Oracle Corp.	3.250%	5/15/30	424	368

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Oracle Corp.	3.850%	7/15/36	250	205
	Oracle Corp.	4.000%	11/15/47	424	311
	Oracle Corp.	6.900%	11/9/52	300	325
	PayPal Holdings Inc.	3.900%	6/1/27	80	77
[7]	S&P Global Inc.	2.700%	3/1/29	480	422
[7]	S&P Global Inc.	2.900%	3/1/32	180	154
	Salesforce Inc.	2.700%	7/15/41	278	199
	Texas Instruments Inc.	4.600%	2/15/28	350	351
	Verisk Analytics Inc.	5.500%	6/15/45	270	253
	Workday Inc.	3.700%	4/1/29	230	211
					6,747
Utilities (2.6%)
[2]	AEP Transmission Co. LLC	3.650%	4/1/50	200	153
	Ameren Illinois Co.	5.900%	12/1/52	220	242
	American Electric Power Co. Inc.	2.031%	3/15/24	150	144
	American Electric Power Co. Inc.	5.950%	11/1/32	303	317
[2]	Appalachian Power Co.	2.700%	4/1/31	565	465
[2]	Appalachian Power Co.	4.500%	8/1/32	700	655
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	260	255
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	226	175
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	339	283
[7]	Calpine Corp.	5.125%	3/15/28	140	125
[2]	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	300	290
	CenterPoint Energy Inc.	3.700%	9/1/49	200	150
[7]	Clearway Energy Operating LLC	4.750%	3/15/28	100	93
	Constellation Energy Generation LLC	6.250%	10/1/39	170	174
	Consumers Energy Co.	3.600%	8/15/32	60	55
	Consumers Energy Co.	4.200%	9/1/52	120	103
[2]	Dominion Energy Inc.	3.375%	4/1/30	200	176
	Dominion Energy Inc.	5.375%	11/15/32	23	23
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	240	214
	DTE Electric Co.	4.300%	7/1/44	226	196
	DTE Energy Co.	2.950%	3/1/30	200	170
	Duke Energy Carolinas LLC	2.850%	3/15/32	250	211
	Duke Energy Corp.	3.300%	6/15/41	226	165
	Duke Energy Corp.	5.000%	8/15/52	270	242
	Duke Energy Progress LLC	3.400%	4/1/32	300	265
	Duke Energy Progress LLC	4.000%	4/1/52	200	161
	Eversource Energy	4.200%	6/27/24	572	565
[7]	Exelon Corp.	3.350%	3/15/32	200	174
	Exelon Corp.	4.450%	4/15/46	140	119
[7]	Exelon Corp.	4.100%	3/15/52	100	80
	FirstEnergy Corp.	2.650%	3/1/30	120	98
[2]	FirstEnergy Corp.	2.250%	9/1/30	70	55
[7]	FirstEnergy Transmission LLC	4.550%	4/1/49	180	147
[7]	ITC Holdings Corp.	4.950%	9/22/27	80	79
[11]	National Grid Electricity Distribution plc	3.625%	11/6/23	100	119
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	400	394
[7]	NextEra Energy Operating Partners LP	4.500%	9/15/27	17	16
	Pacific Gas & Electric Co.	3.150%	1/1/26	225	209
	Pacific Gas & Electric Co.	2.500%	2/1/31	57	44
	Pacific Gas & Electric Co.	4.500%	7/1/40	79	62
	Pacific Gas & Electric Co.	3.300%	8/1/40	80	54
	Pacific Gas & Electric Co.	3.500%	8/1/50	57	36
	PacifiCorp	6.250%	10/15/37	270	287
	PacifiCorp	5.350%	12/1/53	430	430
	PECO Energy Co.	3.700%	9/15/47	500	393

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Public Service Co. of Colorado	3.600%	9/15/42	565	447
	Public Service Enterprise Group Inc.	5.850%	11/15/27	760	783
[7]	Rayburn Country Securitization LLC	2.307%	12/1/30	201	180
	Sempra Energy	3.700%	4/1/29	300	274
	Southern California Edison Co.	3.450%	2/1/52	150	107
	Southern Co.	4.475%	8/1/24	750	741
	Southern Co.	5.150%	10/6/25	240	242
	Tampa Electric Co.	3.875%	7/12/24	100	98
	TransAlta Corp.	7.750%	11/15/29	125	128
[2]	Virginia Electric & Power Co.	3.800%	9/15/47	200	154
[2]	Virginia Electric & Power Co.	4.625%	5/15/52	200	176
[7]	Vistra Operations Co. LLC	5.000%	7/31/27	130	121
	WEC Energy Group Inc.	5.000%	9/27/25	270	270
	Wisconsin Public Service Corp.	5.350%	11/10/25	250	253
					12,837
Total Corporate Bonds (Cost $159,588)					143,813
Floating Rate Loan Interests (1.8%)
[8]	AAdvantage Loyalty IP Ltd. Initial Term Loan, 3M USD LIBOR + 4.750%	8.993%	4/20/28	2,070	2,058
[8]	Bausch Health Cos. Inc. Second Amendment Term Loan, TSFR1M + 5.250%	9.667%	2/1/27	161	123
[8]	Berry Global Inc. Term Loan Z, 1M USD LIBOR + 1.750%	6.024%	7/1/26	985	977
[8]	Central Parent Inc. First Lien Initial Term Loan, TSFR3M + 4.500%	9.080%	7/6/29	155	154
[8]	Churchill Downs Inc. Term Loan B, 1M USD LIBOR + 2.000%	6.390%	12/27/24	987	985
[8]	Clarios Global LP First Lien Dollar Term Loan, 1M USD LIBOR + 3.250%	7.634%	4/30/26	15	15
[8]	Clean Harbors Inc. Incremental Term Loan, 1M USD LIBOR + 2.000%	6.384%	10/8/28	990	984
[8]	DaVita Inc. Tranche B-1 Term Loan, 1M USD LIBOR + 1.750%	6.134%	8/12/26	129	125
[8]	Directv Financing LLC Term Loan, 1M USD LIBOR + 5.000%	9.384%	8/2/27	213	206
[8]	First Student Bidco Inc. Incremental Term Loan B, TSFR3M + 4.000%	8.680%	7/21/28	108	103
[8]	First Student Bidco Inc. Incremental Term Loan C, TSFR3M + 4.000%	7.653%	7/21/28	8	8
[8]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 3.750%	7.974%	3/1/29	109	102
[8]	Medline Borrower LP Initial Dollar Term Loan, 1M USD LIBOR + 3.250%	7.634%	10/23/28	452	428
[8]	Mileage Plus Holdings LLC Initial Term Loan, 3M USD LIBOR + 5.250%	9.996%	6/21/27	66	68
[8]	SBA Senior Finance II LLC Initial Term Loan, 1M USD LIBOR + 1.750%	6.140%	4/11/25	75	74
[8]	SkyMiles IP Ltd. Initial Term Loan, 3M USD LIBOR + 3.750%	7.993%	10/20/27	1,714	1,745
[8]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	6.673%	3/22/29	73	72
[8]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	6.673%	3/22/29	110	108
[8]	TIBCO Software Inc. Dollar Term Loan B, TSFR3M + 4.500%	9.180%	3/30/29	15	13

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[8]	Wyndham Hotels & Resorts Inc. Term Loan B, 1M USD LIBOR + 1.750%	6.134%	5/30/25	295	294
Total Floating Rate Loan Interests (Cost $8,855)					8,642
Sovereign Bonds (8.2%)
[2]	Arab Republic of Egypt	8.700%	3/1/49	350	234
[2]	Arab Republic of Egypt	8.875%	5/29/50	200	135
[2,7]	Bermuda	5.000%	7/15/32	935	935
[2]	Dominican Republic	5.950%	1/25/27	1,200	1,176
	Ecopetrol SA	5.875%	9/18/23	980	974
[2]	Empresa Nacional del Petroleo	3.750%	8/5/26	430	403
[2]	Eskom Holdings SOC Ltd.	7.125%	2/11/25	880	800
[2]	Export-Import Bank of India	4.000%	1/14/23	1,250	1,250
[2]	Federal Republic of Nigeria	6.500%	11/28/27	670	541
[2]	Federal Republic of Nigeria	7.875%	2/16/32	275	208
[2]	Finance Department Government of Sharjah	4.000%	7/28/50	450	295
[2]	Gabonese Republic	6.950%	6/16/25	630	596
[2]	Indonesia Asahan Aluminium Persero PT	5.450%	5/15/30	217	207
[2,7]	Kingdom of Saudi Arabia	5.500%	10/25/32	410	432
[2]	Kingdom of Saudi Arabia	4.500%	10/26/46	215	190
[2]	Kingdom of Saudi Arabia	4.625%	10/4/47	1,000	894
[2,7]	Korea Electric Power Corp.	3.625%	6/14/25	1,000	962
[2,7]	Korea Electric Power Corp.	5.375%	4/6/26	840	844
[2,7]	Korea Electric Power Corp.	4.000%	6/14/27	900	854
[2]	Oman Government Bond	4.125%	1/17/23	600	599
[2]	Oman Government Bond	6.500%	3/8/47	450	409
[2,10]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	2.875%	10/25/25	800	823
[2]	Petroleos del Peru SA	5.625%	6/19/47	627	409
	Petroleos Mexicanos	6.490%	1/23/27	3,400	3,108
	Petroleos Mexicanos	6.625%	6/15/35	135	98
	Petroleos Mexicanos	6.500%	6/2/41	186	121
	Petroleos Mexicanos	6.750%	9/21/47	690	442
	Petroleos Mexicanos	6.350%	2/12/48	434	266
	Petroleos Mexicanos	6.950%	1/28/60	555	351
[2]	Republic of Colombia	4.500%	1/28/26	2,020	1,899
[2]	Republic of Ecuador	1.500%	7/31/40	255	104
[2]	Republic of El Salvador	7.650%	6/15/35	680	272
[2]	Republic of Guatemala	4.500%	5/3/26	1,549	1,489
[2]	Republic of Honduras	7.500%	3/15/24	400	398
	Republic of Hungary	5.375%	3/25/24	900	899
[2,7]	Republic of Hungary	5.250%	6/16/29	200	192
[2]	Republic of Indonesia	6.625%	2/17/37	750	847
[2]	Republic of Kenya	8.000%	5/22/32	200	171
[2]	Republic of Panama	3.870%	7/23/60	500	324
[2]	Republic of Paraguay	4.625%	1/25/23	1,500	1,500
	Republic of Peru	7.350%	7/21/25	100	105
	Republic of Peru	2.844%	6/20/30	70	59
[2]	Republic of Peru	2.783%	1/23/31	2,318	1,925
[2]	Republic of Poland	5.500%	11/16/27	785	806
[2,10]	Republic of Romania	2.125%	3/7/28	633	563
[2,10]	Republic of Romania	2.875%	5/26/28	500	462
[7,10]	Republic of Romania	6.625%	9/27/29	1,440	1,543
	Republic of the Philippines	5.609%	4/13/33	350	369
	Republic of Turkey	5.750%	5/11/47	200	136

			Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2]		Republic of Uzbekistan International Bond	4.750%	2/20/24	550	537
[2]		Saudi Arabian Oil Co.	2.875%	4/16/24	1,200	1,163
[2,10]		Serbia International Bond	1.500%	6/26/29	900	687
[2,13]		Ukraine Government Bond	7.750%	9/1/26	600	128
[2,13]		Ukraine Government Bond	6.876%	5/21/31	1,050	204
[2,14]		United Mexican States	7.750%	5/29/31	60,000	2,850
[2,14]		United Mexican States	8.500%	11/18/38	9,500	460
[2,14]		United Mexican States	7.750%	11/13/42	7,000	313
[2]		United Mexican States	4.400%	2/12/52	589	433
[2,7]		Uzbekneftegaz JSC	4.750%	11/16/28	1,100	881
Total Sovereign Bonds (Cost $43,430)						40,275
					Shares
Temporary Cash Investments (3.3%)
Money Market Fund (3.3%)
[15]		Vanguard Market Liquidity Fund (Cost $16,031)	4.334%		160,327	16,031
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
	5-Year CDX-NA-IG-S39-V1, Credit Protection Purchased, Pays 1.000% Quarterly (Cost $16)	GSI	1/18/23	1.100%	21,000	2
Total Investments (93.0%) (Cost $485,715)						453,217

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.8%)
[2,3,4]	UMBS Pool (Proceeds $2,465)	3.000%	7/1/43–2/25/53	(4,467)	(3,843)
Other Assets and Liabilities—Net (7.8%)					37,868
Net Assets (100%)					487,242
Cost is in $000.
1	Securities with a value of $767,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2022.
5	Securities with a value of $300,000 have been segregated as initial margin for open centrally cleared swap contracts.
6	Securities with a value of $2,169,000 have been segregated as initial margin for open futures contracts.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the aggregate value was $61,885,000, representing 12.7% of net assets.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Interest-only security.
10	Face amount denominated in euro.
11	Face amount denominated in British pounds.
12	Face amount denominated in Swiss francs.
13	Non-income-producing security—security in default.
14	Face amount denominated in Mexican pesos.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
DAC—Designated Activity Company.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2023	406	43,819	(155)
10-Year U.S. Treasury Note	March 2023	231	25,941	(139)
Euro-Bund	March 2023	14	1,992	(104)
Long U.S. Treasury Bond	March 2023	28	3,510	(82)
Ultra Long U.S. Treasury Bond	March 2023	98	13,163	(249)
				(729)

Short Futures Contracts
2-Year U.S. Treasury Note	March 2023	(94)	(19,277)	54
Euro-Bobl	March 2023	(33)	(4,089)	126
Euro-BTP	March 2023	(24)	(2,798)	176
Euro-Schatz	March 2023	(16)	(1,806)	19
Long Gilt	March 2023	(1)	(121)	7
Ultra 10-Year U.S. Treasury Note	March 2023	(39)	(4,613)	91
				473
				(256)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	1/31/23	USD	354	CHF	330	—	(5)
JPMorgan Chase Bank, N.A.	1/31/23	USD	9,020	EUR	8,516	—	(113)
Credit Agricole CIB	1/31/23	USD	328	EUR	308	—	(2)
JPMorgan Chase Bank, N.A.	1/31/23	USD	3,193	GBP	2,608	37	—
Credit Agricole CIB	1/31/23	USD	48	JPY	6,549	—	(2)
Goldman Sachs Bank USA	1/31/23	USD	3,707	MXN	73,619	—	(50)
						37	(172)
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
iTraxx Europe-S38-V1	12/20/27	EUR	100	1.000	—	—
1 Periodic premium received/paid quarterly.
EUR—euro.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	230	1.000	1	2	—	(1)
Federation of Malaysia/A3	12/20/27	BARC	835	1.000	(76)	(4)	—	(72)
Republic of Chile/A2	12/20/27	BARC	1,860	1.000	(7)	(56)	49	—
Republic of Chile/A2	12/20/27	JPMC	1,480	1.000	(5)	(38)	33	—
Republic of Peru/Baa1	12/20/27	GSI	188	1.000	(2)	(6)	4	—
Republic of South Africa/Ba2	12/20/27	BARC	440	1.000	(28)	(34)	6	—
					(117)	(136)	92	(73)
Credit Protection Purchased
Petroleos Mexicanos	12/20/26	BARC	2,000	(1.000)	280	165	115	—
Republic of Colombia	6/20/27	BARC	865	(1.000)	50	65	—	(15)
Republic of Colombia	6/20/27	BARC	750	(1.000)	44	57	—	(13)
					374	287	115	(28)
					257	151	207	(101)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At December 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $429,000 in connection with open forward currency contracts and over-the-counter swap contracts.

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
8/23/25	N/A	7,500[2]	4.300[3]	(3.120)	200	201
11/2/25	N/A	8,000[2]	4.300[3]	(4.287)	(43)	(43)
3/15/26	3/15/23[4]	500[5]	0.000[6]	(3.750)	10	6
3/15/28	3/15/23[4]	600[5]	0.000[6]	(3.500)	19	13
					186	177
1 Interest payment received/paid annually.
2 Notional amount denominated in U.S. dollar.
3 Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Interest payment received/paid annually.
4 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
5 Notional amount denominated in British pound.
6 Based on 1-Day Sterling Overnight Index Average Rate (SONIA) as of the most recent payment date. Interest payment received/paid annually.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
D. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.

E. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
F. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund's sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
G. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
H. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
I. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
J.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	198,143	—	198,143
Asset-Backed/Commercial Mortgage-Backed Securities	—	46,311	—	46,311
Corporate Bonds	—	143,813	—	143,813
Floating Rate Loan Interests	—	8,642	—	8,642
Sovereign Bonds	—	40,275	—	40,275
Temporary Cash Investments	16,031	—	—	16,031
Options Purchased	—	2	—	2
Total	16,031	437,186	—	453,217
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	3,843	—	3,843

Derivative Financial Instruments
Assets
Futures Contracts[1]	473	—	—	473
Forward Currency Contracts	—	37	—	37
Swap Contracts	220[1]	207	—	427
Total	693	244	—	937
Liabilities
Futures Contracts[1]	729	—	—	729
Forward Currency Contracts	—	172	—	172
Swap Contracts	43[1]	101	—	144
Total	772	273	—	1,045
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.